SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OF 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 1997
                Date of Report (Date of earliest event reported)

                      Ray Ellison Mortgage Acceptance Corp.
             (exact name of registrant as specified in its charter)



       Texas                        33-76642                   74-2337351
State or other jurisdiction        Commission                 I.R.S. Employer
      of incorporation               File No.                      ID Number


              70 NE Loop 410, Suite 545, San Antonio, Texas 78216
                    (Address of Principal Executive Offices)


              Registrant's telephone number, including area code:
                                 (210) 342-1085


                                       N/A
                     (Former Address, if Changed since last Report)


                                     1 of 3

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    Form 8-K

Item 2(a)

Purchase of GNMA certificates on April 24, 1997, in the amount of $12,091,678.54 from REMIC Mortgage, Inc. Funds were generated through the issuance of Ray Ellison Mortgage Acceptance Corp. 7.00% GNMA-Collateralized
Bonds Series 1997A, due April 30, 2028, as follows:

Source of Funds:


Bonds Issued                                                  $ 12,500,000.00

Underwriting Expenses and Commission                              (437,500.00)

Advance from Affiliated Company                                     29,178.54
                                                              ----------------
                                                               $12,091,678.54
                                                              ================
Application of Funds:

Purchase of GNMA Certificates                                $  12,091,678.54
                                                              ================


See also the enclosed Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee, Series 1997A Supplement dated April 24, 1997, to the Indenture dated as of August 1, 1992.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      RAY ELLISON MORTGAGE ACCEPTANCE CORP.



                           /s/ LOCKSLEY SIMMONS
                          Vice President and Treasurer


                           Date:  May 5, 1997

Exhibit Index

EX-4.1 Series 1997A Supplement dated as of April 24, 1997 to Indenture dated as of August 1, 1992 between Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee.